UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

OMNILIT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Lincoln Road, Suite 500 Miami Beach FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 750-2820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	OLITU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	OLIT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock	OLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the postponed special meeting of shareholders (“Special Meeting”), as announced by a press release on December 12, 2022, OmniLit Acquisition Corp (“The Company”) has determined that, until the earlier of (a) the consummation of the Company’s initial business combination; (b) the liquidation of the Company’s trust account; and (c) 24 months from consummation of the Company’s initial public offering, the Company will continue to maintain the investment of funds held in the trust account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, subject to the Company not being deemed an Investment Company, as defined in the Investment Company Act. The Company further confirms that on the express condition that the Extension Proposal is approved at the Special meeting, the Company will not utilize any funds from its trust account to pay any potential excise taxes that may become due upon a redemption of the Company’s public shares that remain in Trust including in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

Additionally, as previously disclosed in the Company’s December 12, 2022 Form 8-K, the Company and its sponsor, OmniLit Sponsor, LLC, have entered into one or more non-redemption agreements with certain stockholders (the “Non-Redemption Agreement”), and expect to enter into additional Non-Redemption Agreements prior to the Special Meeting. The Non-Redemption Agreement has been amended to remove the 60,000 public share minimum to be eligible for participation. The foregoing change of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the amended Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Finally, based upon the current number of redemptions associated with the Special Meeting, the Company will be required to further adjourn the meeting to a later date and not approve the Extension Proposals in the event the requisite shareholders do not reverse their redemption elections. Per the definitive proxy statement dated November 22, 2022 (the “Proxy Statement”), the Company will not proceed with the Extension Amendment or Trust Amendment if the number of public shares subject to the Election causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposals. The current deadline for the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption, or reverse their redemption election, in connection with the Proposals is Monday, December 19, 2022 at 5:00pm EST.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the anticipated business combination with the Target, stockholder approval of the proposals at the Special Meeting, the Company’s inability to complete an initial business combination within the required time period, the Company’s ability to enter into Non-Redemption Agreements or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 22, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, OLIT.info@investor.morrowsodali.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Amended Non-Redemption Agreement and Assignment of Economic Interest
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022

OmniLit Acquisition Corp.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chairman and Chief Executive Officer